UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 4, 2003

                        UNIVERSAL GUARDIAN HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)


      DELAWARE                         0-24755                  33-0379106
(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of incorporation)                                      Identification Number)

                          5759 FLEET STREET, SUITE 110
                           CARLSBAD, CALIFORNIA 92008
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (760) 579-0808


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


         BOARD OF DIRECTORS APPOINTMENT

         On August 4, 2003, the Registrant issued a press release announcing the appointment of Dr. Mel R. Brashears to the Registrant's Board of Directors. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION Not applicable.

         (c)      EXHIBITS

                  Exh. No.         Description
                  --------         -----------

                  99.1             Press Release dated August 4, 2003






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2003                        UNIVERSAL GUARDIAN HOLDINGS, INC.

                                             By:   /s/ Michael J. Skellern
                                                   ---------------------------
                                                      Michael J. Skellern
                                                      President


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                         EXHIBITS FILED WITH THIS REPORT

Exh. No. Description
-------- -----------

99.1     Press Release dated August 4, 2003